[LOGO]

SEMI-ANNUAL REPORT TO SHAREHOLDERS
ADVANTUS MORTGAGE SECURITIES FUND

MARCH 31, 1997



[LOGO]

ADVANTUS MORTGAGE SECURITIES FUND
TABLE OF CONTENTS

PERFORMANCE UPDATE                            2

INVESTMENTS IN SECURITIES                     7

STATEMENT OF ASSETS AND LIABILITIES          10

STATEMENT OF OPERATIONS                      11

STATEMENTS OF CHANGES IN NET ASSETS          12

NOTES TO FINANCIAL STATEMENTS                13

SHAREHOLDER SERVICES                         19

April 30, 1997                                                           [PHOTO]

Dear Shareholders:

The last six months have provided investors with some high points and some low. At year end 1996, the stock market exceeded nearly all expectations. Driven by ideal fundamentals, combined with unprecedented levels of money flowing into the market, S&P 500 operating earnings grew by nine percent, while the total return for the S&P 500 Index was over 20 percent. This trend continued into the first quarter 1997.

Investors started reacting to possible Federal Reserve action to curb the economy in the second half of February. Even before short-term money rates were raised by 1/4 percent at the end of March, the stock market started to drop. After reaching a high on February 19, the S&P 500 declined by 7.3 percent resulting in a 2.7 percent increase for the quarter. The largest companies in the S&P 500 outperformed all other companies and were the driving force behind the Index.

The investment grade bond market posted low single digit returns at the end of 1997. The Fed's increase in money rates had a negative impact on bond prices. At the end of the first quarter 1997, the interest rate on the two year Treasury note increased 54 basis points to yield 6.41 percent. The 30-year U.S. Treasury Bond closed the period yielding 7.10 percent, 46 basis points higher for the quarter.

The long-term outlook continues to be favorable. We expect economic growth to slow to around 2.5 percent from 3.2 percent last year as the result of the tighter money policy. In this environment, the current level of interest rates should reward bond investors with historically higher real rates of return which may eventually translate into bond price appreciation. For 1997, we still believe investors may see high single digit bond returns. The growth in equity values should slow as corporate profits decline during the year, to approximately half the rate of 1996.

Moderate economic growth, low inflation, rising corporate profits, a declining Federal deficit and strong corporate cash flow provide the catalyst for what we believe will be a positive financial environment for the balance of the year.

Determining which investments will perform well in both the near and long-term requires professional experience. Advantus Capital Management, Inc. offers a family of ten funds designed to help you reach your financial goals with a thoughtful, well-conceived investment strategy.

Sincerely,

/s/Paul Gooding
Paul Gooding, President
Advantus Capital Management, Inc.

ADVANTUS MORTGAGE SECURITIES FUND

PERFORMANCE UPDATE
[PHOTO]
KENT WEBER, CFA
PORTFOLIO MANAGER
The Advantus Mortgage Securities Fund is a mutual fund designed for investors seeking a high level of current income consistent with prudent investment risk.
The Fund hopes to achieve its income
objective by investing primarily in a
diversified portfolio of mortgage-related securities. The Fund expects, under normal circumstances, to have most of its assets in high quality mortgage-related securities such as those issued by U.S.
Government owned (GNMA) or sponsored
corporations (FNMA and FHLMC) or rated
"A" or better by Moody's or Standard &
Poor's.
  -Dividends declared daily and paid monthly.
  -Capital gains distributions paid annually.

PERFORMANCE

The Advantus Mortgage Securities Fund turned in the following semi-annual returns for the period ending March 31, 1997 for the three classes of shares currently offered:

Class A..........................  2.9 percent*
Class B..........................  2.5 percent*
Class C..........................  2.6 percent*

The Fund's returns were right in line with the 3.0 percent return by Lehman Brothers Mortgage-Backed Securities Index** for the six months ending March 31, 1997. Over the same period, Lipper Analytical's Mortgage Fund Category+ returned
2.7 percent.

PORTFOLIO RECAP

While interest rates have felt like a roller coaster ride over the last six months, the actual range of movement has been relatively mild. Interest rates did make their way lower during the fourth quarter 1996 as growth slowed due to the higher interest rates that prevailed during the spring and summer. However, by the time 1997 was underway, growth had reaccelerated to a point where the Federal Reserve felt compelled to nudge short-term rates higher. Ultimately, interest rates ended the period very close to where they started, which left coupon income playing a lead role in returns over the last six months.

Meanwhile, the mortgage market extended its stretch of strong performance and entered the club house solidly ranked on the fixed income leader board. The market conditions--low volatility and moderate interest rates--are ideal for mortgage investors and reflect the solid fundamentals that saturate the market.

Globally, we continue to see all fixed income markets benefiting from a late business cycle rush that is forcing the risk premiums paid over treasuries to grind lower. The incremental income investors receive for accepting and managing normal fixed income risks (i.e. credit, prepayments and liquidity) continues to shrink. We view this trend as an opportunity to systematically upgrade the quality of our portfolio while giving up only a small amount of yield. Ultimately, these efforts should bear fruit by strengthening our competitive risk-adjusted returns.

                                                               ADVANTUS MORTGAGE
                                                                 SECURITIES FUND
                                                                  MARCH 31, 1997

As we continue our quest for solid investment opportunities, we find it appropriate to participate in numerous sectors of the mortgage market. To this end, we remain well diversified and active. Throughout most of the period, we held our duration in line with the Lehman Brothers Mortgage-Backed Securities Index** (4.0 years). However, with interest rates now approaching the higher end of their recent trading range, we have added a little duration to the Fund (4.25 years). We consider net yields above 6.5 percent attractive because inflation remains well-behaved.

OUTLOOK

After 20 years of practicing monetary policy, it appears as if the Federal Reserve may actually have it right. With a clear vision of the benefits of price stability and a proactive mission statement on monetary policy, we look for the business cycles to remain tame but not be repealed. Therefore, interest rates may drift a little higher near term, but the market has already priced in the arrival of further Fed tightening through the summer. With this backdrop, mortgage securities should remain an attractive asset class and we believe the Advantus Mortgage Securities Fund is well positioned to participate in this environment.

*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge.
**The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged benchmark composite which includes all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA).
+Average return of 59 mortgage-backed securities funds according to Lipper Analytical Services.

ADVANTUS MORTGAGE
SECURITIES FUND
MARCH 31, 1997

 COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN ADVANTUS MORTGAGE SECURITIES FUND, LEHMAN BROTHER'S GNMA INDEX AND CONSUMER PRICE INDEX

On the following three charts you can see how the total return for each of the three classes of shares of the Advantus Mortgage Securities Fund compared to the Lehman Brother's GNMA Index and the Consumer Price Index. The three lines in the Class A graph represent the cumulative total return of a hypothetical $10,000 investment made on March 31, 1987 through March 31, 1997. The three lines in the Class B and Class C graphs represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of Class B and Class C shares (August 19, 1994 and March 1, 1995, respectively) through March 31, 1997.

                                    CLASS A

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
One year                          0.3%
Five year                         5.7%
ten year                          7.2%
                                         Lehman Brother's
                               Class A         GNMA Index         CPI
3/31/87                       $ 10,000           $ 10,000    $ 10,000
10/31/87                         9,237              9,950      10,550
10/31/88                        10,462             11,321      10,999
10/31/89                        11,490             12,613      11,503
10/31/90                        12,227             13,659      12,227
10/31/91                        14,185             15,993      12,585
10/31/92                        15,347             17,400      12,988
10/31/93                        17,101             18,717      13,336
9/30/94                         16,359             18,595      13,740
9/30/95                         18,572             21,212      14,042
9/30/96                         19,468             22,458      14,464
3/31/97                         20,036             23,152      14,656

                                    CLASS B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
One year                         (.2)%
Since inception (8/19/94)         5.8%
                                         Lehman Brother's
                               Class B         GNMA Index         CPI
8/19/94                       $ 10,000           $ 10,000    $ 10,000
9/30/94                          9,928              9,874      10,067
9/30/95                         10,742             11,264      10,289
9/30/96                         11,297             11,926      10,598
3/31/97                         11,592             12,294      10,739

                                                               ADVANTUS MORTGAGE
                                                                 SECURITIES FUND
                                                                  MARCH 31, 1997

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
One year                          5.0%
Since inception (3/1/95)          7.1%
                                         Lehman Brother's
                               Class C         GNMA Index         CPI
3/1/95                        $ 10,000           $ 10,000    $ 10,000
9/30/95                         10,791             10,817      10,146
9/30/96                         11,230             11,452      10,450
3/31/97                         11,526             11,806      10,589

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial adviser's investment advice. Individuals cannot buy even an unmanaged index fund without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

ADVANTUS MORTGAGE
SECURITIES FUND
MARCH 31, 1997

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     PRUDENT SECTOR DIVERSIFICATION
Vendee Mortgage Trust                     14.2%
FHLMC                                      6.7%
GNMA                                      31.5%
Mortgage-Backed Bonds                     40.9%
Cash and Other Assets/Liabilities          6.7%
High Quality Assets
AAA rated                                 71.3%
AA rated                                   5.6%
A rated                                    7.6%
BBB rated                                  8.8%
Cash and Other Assets/Liabilities          6.7%
Solid Liquidity
Public Issues                             87.7%
Private 144A Issues                        5.6%
Cash and Other Assets/Liabilities          6.7%

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                                       INVESTMENTS IN SECURITIES
                                                                  MARCH 31, 1997
                                                                     (UNAUDITED)
           (Percentages of each investment category relate to total net assets.)

                                                                                         MARKET
PRINCIPAL                                                                               VALUE(a)
----------                                                                             -----------
LONG-TERM DEBT SECURITIES (93.3%)
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (52.4%)
    Federal Home Loan Mortgage Corporation (6.7%)
$  397,754  Bi-weekly.........................................        7.00%  12/01/22  $   384,783
   644,967  Bi-weekly.........................................        6.50%  12/01/23      607,326
 1,094,648  30 Year Gold......................................        6.00%  11/01/26      994,968
                                                                                       -----------
                                                                                         1,987,077
                                                                                       -----------
    Government National Mortgage Association (31.5%)
   313,862  ..................................................        8.00%  12/15/15      317,572
   549,273  ..................................................        8.00%  03/15/16      557,083
   244,847  ..................................................        7.00%  04/15/16      235,728
   304,626  ..................................................        8.00%  07/15/16      308,957
   542,071  ..................................................        7.00%  09/15/16      525,830
   136,488  ..................................................        7.00%  09/15/16      132,398
   325,490  ..................................................        7.00%  05/15/17      315,572
   536,885  ..................................................        7.50%  06/15/17      534,925
   213,502  ..................................................        7.00%  05/15/17      206,996
   342,468  ..................................................        7.00%  12/15/16      332,208
   394,945  ..................................................        7.00%  04/15/17      382,910
   532,373  ..................................................        7.50%  05/15/17      530,429
   305,211  ..................................................        7.00%  04/15/17      295,911
    80,455  ..................................................        7.00%  02/15/17       78,004
   344,643  ..................................................        7.00%  04/15/17      334,142
   378,374  ..................................................        7.00%  10/15/17      366,845
   408,461  ..................................................        7.00%  10/15/17      396,014
   292,402  GNMA II...........................................        7.50%  12/20/15      289,223
   503,417  GNMA II...........................................        8.00%  10/20/15      510,711
   198,530  GNMA II...........................................        9.00%  08/20/16      210,783
   167,552  GNMA II...........................................        9.00%  05/20/16      177,893
   178,507  GNMA II...........................................        9.00%  06/20/16      189,525
   597,691  GNMA II...........................................        7.50%  07/20/16      592,072
   733,566  GNMA II...........................................        8.50%  05/20/17      761,691
   363,272  GNMA II...........................................        9.00%  08/20/16      385,692
   313,817  GNMA II...........................................        8.50%  04/20/17      325,849
                                                                                       -----------
                                                                                         9,294,963
                                                                                       -----------
    Other U.S. Government Agency Obligations (14.2%)
   999,297  Vendee Mortgage Trust Participation Certificate
             (b)..............................................        7.89%  12/15/26    1,021,781
   981,027  Vendee Mortgage Trust Participation Certificate
             (b)..............................................        7.86%  05/15/24    1,011,990
   694,761  Vendee Mortgage Trust Participation Certificate
             (b)..............................................        7.95%  02/15/25      667,964
   977,358  Vendee Mortgage Trust Participation Certificate
             (b)..............................................        7.88%  02/15/25      976,136

              See accompanying notes to investments in securities.

ADVANTUS MORTGAGE SECURITIES FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                                         MARKET
PRINCIPAL                                                                               VALUE(a)
----------                                                                             -----------
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS--CONTINUED
$  500,000  Vendee Mortgage Trust Participation Certificate
             (b)..............................................        7.61%  07/15/18  $   507,500
                                                                                       -----------
                                                                                         4,185,371
                                                                                       -----------
            Total U.S. government and agencies obligations (cost: $15,460,370).......   15,467,411
                                                                                       -----------
  OTHER MORTGAGE-BACKED SECURITIES (40.9%)
    Asset-Backed Securities (1.6%)
   488,364  Green Tree Financial Corporation, Net Interest
             Margin, Series 1994..............................        6.90%  02/15/04      483,458
                                                                                       -----------
    Collateralized Mortgage Obligations / Mortgage Revenue Bonds (29.5%)
    34,247  American Housing Trust, Series VIII...............        8.50%  07/25/97       34,223
   673,443  American Housing Trust, Series I..................        8.13%  06/25/18      679,756
   747,392  Bear Stearns Mortgage Securities Inc., Series
             1996-6...........................................        8.00%  11/25/29      732,678
 1,100,000  California Housing Finance Authority 97-A2 (d)....        7.76%  08/01/25    1,086,250
 1,250,000  California Housing Finance Authority 96-0.........        8.16%  02/01/28    1,259,766
   720,205  CMO Trust, Series 44,.............................        5.00%  07/01/18      655,668
   550,000  Citicorp Mortgage Securities, Inc., Series
             93-13............................................        6.00%  11/25/08      529,942
   659,674  GE Capital Mortgage Services, Inc., Series
             1994-15..........................................        6.00%  04/25/09      598,430
   778,207  International Capital Markets Acceptance
             Corporation 144A Issue (c).......................        8.25%  09/01/15      781,612
   500,000  Morgan Stanley Capital 97-P1 144A Issue (c).......        6.97%  06/29/26      460,000
   147,269  New Orleans Home Mortgage Authority, Series 1991..        6.38%  09/15/05      146,717
   624,283  Norwest Asset Security Corp 96-8..................        7.50%  12/25/26      595,214
   308,462  Santa Barbara Funding II, Series A................        5.00%  03/20/18      277,913
   902,400  Wyoming Community Development Authority 93-B......        6.85%  06/01/10      884,634
                                                                                       -----------
                                                                                         8,722,803
                                                                                       -----------
    Commercial Mortgage-Backed Securities (3.1%)
   914,000  Pleasant Hill Revenue Bond Series 1993-13.........        7.95%  09/20/15      909,587
                                                                                       -----------
    Whole Loan Mortgage-Backed Securities (6.7%)
 1,150,000  CSFCL 95-A A Performance Notes....................        7.54%  11/15/05    1,115,500
   416,469  Prudential Home Mortgage Securities 92-A 144A
             Issue (c)........................................        7.50%  08/25/07      406,029
   490,832  Paine Webber Mortgage Acceptance Corp 94-4........        6.92%  02/25/24      458,928
                                                                                       -----------
                                                                                         1,980,457
                                                                                       -----------
            Total other mortgage-backed securities (cost: $12,162,850)...............   12,096,305
                                                                                       -----------
            Total long-term debt securities (cost: $27,623,220)......................   27,563,716
                                                                                       -----------

              See accompanying notes to investments in securities.

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                                         MARKET
PRINCIPAL                                                                               VALUE(a)
----------                                                                             -----------
SHORT-TERM SECURITIES (9.2%)
$1,505,000  U.S. Treasury Bills...............................  5.10%-5.14%  05/22/97  $ 1,493,761
   180,000  AT&T Corporation CP...............................        5.28%  04/03/97      179,914
   190,000  Carolina Power and Light CP.......................        5.39%  04/09/97      189,732
   210,000  Idaho Power CP....................................        5.41%  04/03/97      209,900
   480,000  Pepsico, Inc. CP..................................        5.36%  04/03/97      479,772
   150,000  Philip Morris Companies CP........................        5.37%  04/03/97      149,929
                                                                                       -----------
            Total short-term securities (cost: $2,703,437)...........................    2,703,008
                                                                                       -----------
            Total investments in securities (cost: $30,326,657) (e)..................  $30,266,724
                                                                                       -----------
                                                                                       -----------

Notes to Investments in Securities
----------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.

(b) Represents a debt security with a weighted average net pass-through rate which varies based on the pool of underlying collateral. The rate disclosed is the rate in effect at March 31, 1997.

(c) Represents ownership in a restricted security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. (See note 6 to the financial statements.) Information concerning the restricted securities held at March 31, 1997, which includes acquisition date and cost, is as follows:

                                                         ACQUISITION
     SECURITY                                               DATE          COST
     --------------------------------------------------  -----------   ----------
     Prudential Home Mortgage Securities 92-A 144A
       Issue...........................................   10/01/96     $  407,488
     International Capital Markets Acceptance
       Corporation 144A Issue..........................   01/09/95        736,378
     Morgan Stanley Capital 97-P1 144A Issue...........   12/19/96        469,063
                                                                       ----------
                                                                       $1,612,929
                                                                       ----------
                                                                       ----------

(d) At March 31, 1997 the total cost of investments issued on a when-issued or forward commitment basis is $1,100,000.

(e) At March 31, 1997 the cost of securities for federal income tax purposes was $30,326,657. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation.....................  $  318,682
     Gross unrealized depreciation.....................    (378,615)
                                                         ----------
     Net unrealized depreciation.......................  $  (59,933)
                                                         ----------
                                                         ----------

ADVANTUS MORTGAGE SECURITIES FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1997
(UNAUDITED)

                                  ASSETS
Investments in securities, at market value--see accompanying schedule for detailed listing (identified cost:
 $30,326,657)...............................................  $ 30,266,724
Cash in bank on demand deposit..............................        82,638
Receivable for Fund shares sold.............................       145,838
Receivable for investment securities sold...................         8,800
Accrued interest receivable.................................       252,219
                                                              ------------
    Total assets............................................    30,756,219
                                                              ------------
                               LIABILITIES
Payable for investment securities purchased.................     1,112,382
Payable for Fund shares redeemed............................        94,070
Payable to Adviser..........................................        27,491
                                                              ------------
    Total liabilities.......................................     1,233,943
                                                              ------------
Net assets applicable to outstanding capital stock..........  $ 29,522,276
                                                              ------------
                                                              ------------
Represented by:
  Capital stock--authorized 10 billion shares (Class A--2
   billion shares, Class B--2 billion shares, Class C--2
   billion shares and 4 billion shares unallocated) of $.01
   par value (note 1).......................................  $     29,079
  Additional paid-in capital................................    30,678,336
  Undistributed net investment income.......................        12,212
  Accumulated net realized loss from investments............    (1,137,418)
  Unrealized depreciation of investments....................       (59,933)
                                                              ------------
    Total--representing net assets applicable to outstanding
     capital stock..........................................  $ 29,522,276
                                                              ------------
                                                              ------------
Net assets applicable to outstanding Class A shares.........  $ 23,367,005
                                                              ------------
                                                              ------------
Net assets applicable to outstanding Class B shares.........  $  4,692,460
                                                              ------------
                                                              ------------
Net assets applicable to outstanding Class C shares.........  $  1,462,811
                                                              ------------
                                                              ------------
Shares outstanding and net asset value per share:
  Class A--Shares outstanding 2,294,483.....................  $      10.18
                                                              ------------
                                                              ------------
  Class B--Shares outstanding 460,331.......................  $      10.19
                                                              ------------
                                                              ------------
  Class C--Shares outstanding 143,607.......................  $      10.19
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                                         STATEMENT OF OPERATIONS
                                   PERIOD FROM OCTOBER 1, 1996 TO MARCH 31, 1997
                                                                     (UNAUDITED)

Investment income:
  Interest..................................................  $ 1,073,679
                                                              -----------
Expenses (note 4):
  Investment advisory fee...................................       83,438
  Distribution fees--Class A................................       35,607
  Distribution fees--Class B................................       20,219
  Distribution fees--Class C................................        6,200
  Administrative services fee...............................       21,600
  Custodian fees............................................        4,908
  Auditing and accounting services..........................       10,625
  Legal fees................................................        1,742
  Directors' fees...........................................          249
  Registration fees.........................................       18,463
  Printing and shareholder reports..........................       20,970
  Insurance.................................................        3,062
  Other.....................................................        4,430
                                                              -----------
      Total expenses........................................      231,513
  Less fees and expenses waived or absorbed:
    Class A distribution fees...............................       (5,935)
    Other fund expenses.....................................      (67,909)
                                                              -----------
      Total fees and expenses waived or absorbed............      (73,844)
                                                              -----------
      Total net expenses....................................      157,669
                                                              -----------
      Investment income--net................................      916,010
                                                              -----------
Realized and unrealized gains (losses) on investments:
  Net realized gains on investments (note 3)................       65,376
  Net change in unrealized appreciation or depreciation on
   investments..............................................     (163,638)
                                                              -----------
      Net losses on investments.............................      (98,262)
                                                              -----------
Net increase in net assets resulting from operations........  $   817,748
                                                              -----------
                                                              -----------

                See accompanying notes to financial statements.

ADVANTUS MORTGAGE SECURITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS
PERIOD FROM OCTOBER 1, 1996 TO MARCH 31, 1997 AND
YEAR ENDED SEPTEMBER 30, 1996
(UNAUDITED)

                                                        1997           1996
                                                    ------------   ------------
Operations:
  Investment income--net..........................  $    916,010   $  1,604,960
  Net realized gains on investments...............        65,376        350,931
  Net change in unrealized appreciation or
   depreciation on investments....................      (163,638)      (689,709)
                                                    ------------   ------------
      Increase in net assets resulting from
       operations.................................       817,748      1,266,182
                                                    ------------   ------------
Distributions to shareholders from investment
 income--net:
    Class A.......................................      (803,100)    (1,434,649)
    Class B.......................................      (121,904)      (125,313)
    Class C.......................................       (37,237)       (37,597)
                                                    ------------   ------------
      Total distributions.........................      (962,241)    (1,597,559)
                                                    ------------   ------------
Capital share transactions (notes 4 and 5):
  Proceeds from sales:
    Class A.......................................     1,732,995      4,801,997
    Class B.......................................     1,758,932      2,787,439
    Class C.......................................       671,149      1,182,431
  Proceeds from issuance of shares as a result of
   reinvested dividends:
    Class A.......................................       573,424        976,397
    Class B.......................................        96,806        103,411
    Class C.......................................        30,463         31,389
  Payments for redemption of shares:
    Class A.......................................    (2,594,293)    (7,130,212)
    Class B.......................................      (440,932)      (555,653)
    Class C.......................................      (367,627)      (382,103)
                                                    ------------   ------------
      Increase in net assets from capital share
       transactions...............................     1,460,917      1,815,096
                                                    ------------   ------------
      Total increase in net assets................     1,316,424      1,483,719
Net assets at beginning of period.................    28,205,852     26,722,133
                                                    ------------   ------------
Net assets at end of period (including
 undistributed net investment income of $12,212
 and $58,443, respectively).......................  $ 29,522,276   $ 28,205,852
                                                    ------------   ------------
                                                    ------------   ------------

                See accompanying notes to financial statements.

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                  MARCH 31, 1997
                                                                     (UNAUDITED)

(1) ORGANIZATION
    The Advantus Mortgage Securities Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. On February 14, 1995 shareholders of the Fund approved a name change to Advantus Mortgage Securities Fund, Inc. (effective March 1, 1995). Prior to March 1, 1995 the Fund was known as MIMLIC Mortgage Securities Income Fund, Inc.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than distribution fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the period. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Directors. Such fair values are determined using pricing services or prices quoted by independent brokers. Short-term securities are valued at market.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

ADVANTUS MORTGAGE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

    Delivery and payment for securities which have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations. As of March 31, 1997, the Fund had entered into outstanding when-issued or forward commitments of $1,100,000. The Fund has segregated assets, with the Fund's custodian, to cover such when-issued and forward commitment transactions.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

    For federal income tax purposes, the Fund has a capital loss carryover in the amount of $1,137,147 which, if not offset by subsequent capital gains, will expire September 30, 2003. It is unlikely the board of directors will authorize a distribution of any net realized capital gain until the available capital loss carryover has been offset or expires.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared daily and paid monthly in cash or reinvested in additional shares. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS
    For the period ended March 31, 1997, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $13,751,254 and $13,322,071, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS
    On February 14, 1995 shareholders of the Fund approved a new investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser). Advantus Capital is a wholly-owned subsidiary of MIMLIC Asset Management Company (MIMLIC Management) which, prior to March 1, 1995, served as investment adviser to the Fund. Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent (The Minnesota Mutual Life Insurance Company (Minnesota

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS--(CONTINUED)
Mutual), the parent of MIMLIC Management). The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .575 percent, which is the same as under the old agreement with MIMLIC Management.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays distribution fees to MIMLIC Sales Corporation (MIMLIC Sales), the underwriter of the Fund and wholly-owned subsidiary of MIMLIC Management, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a fee up to .30 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee. MIMLIC Sales is currently waiving that portion of Class A distribution fees which exceeds, as a percentage of average daily net assets, .25 percent. MIMLIC Sales waived Class A distribution fees in the amount of $5,935 for the period ended March 31, 1997.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services and other miscellaneous expenses.

    The Fund pays an administrative services fee, equal to $3,600 per month, to Minnesota Mutual for accounting, auditing, legal and other administrative services which Minnesota Mutual provides.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. During the period ended March 31, 1997, Advantus Capital voluntarily agreed to absorb $67,909 in expenses that were otherwise payable by the Fund.

    Sales charges received by MIMLIC Sales for distributing the Fund's three classes of shares amounted to $72,035.

    As of March 31, 1997, Minnesota Mutual and subsidiaries and the directors and officers of the Fund as a whole owned the following shares:

                                                           NUMBER OF SHARES    PERCENTAGE OWNED
                                                          ------------------  -------------------
Class A.................................................         235,580              10.27%
Class C.................................................           1,135               0.79%

    During the period ended March 31, 1997, legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $1,742.

ADVANTUS MORTGAGE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(5) CAPITAL SHARE TRANSACTIONS
    Transactions in shares for the period from October 1, 1996 to March 31, 1997 and the year ended September 30, 1996 were as follows:

                                                          CLASS A                CLASS B               CLASS C
                                                   ----------------------  --------------------  --------------------
                                                      1997        1996       1997       1996       1997       1996
                                                   ----------  ----------  ---------  ---------  ---------  ---------
Sold.............................................     172,325     464,458    175,404    269,093     64,849    114,493
Issued for reinvested distributions..............      55,360      94,676      9,357     10,057      2,945      3,094
Redeemed.........................................    (249,594)   (687,451)   (54,090)   (54,084)   (35,485)   (37,284)
                                                   ----------  ----------  ---------  ---------  ---------  ---------
                                                      (21,909)   (128,317)   130,671    225,066     32,309     80,303
                                                   ----------  ----------  ---------  ---------  ---------  ---------
                                                   ----------  ----------  ---------  ---------  ---------  ---------

(6) RESTRICTED SECURITIES
    At March 31, 1997, investments in securities includes issues which generally cannot be offered for sale to the public without first being registered under the Securities Act of 1933 (restricted securities). In the event the securities are registered, those carrying registration rights allow for the issuer to bear all the related costs; for issues without rights, the Fund may incur such costs. The Fund currently limits investments in securities that are not readily marketable, including restricted securities, to 10 percent of net assets at the time of the purchase. Securities are valued by procedures described in note 2. The aggregate value of restricted securities held by the Fund at March 31, 1997 was $1,647,638 which represents 5.6 percent of net assets.

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(7) FINANCIAL HIGHLIGHTS
        Per share data for a share of capital stock and selected information for each period are as follows:

                                                               CLASS A
                                ----------------------------------------------------------------------
                                PERIOD FROM                          PERIOD FROM
                                OCTOBER 1,         YEAR ENDED        NOVEMBER 1,         YEAR ENDED
                                  1996 TO         SEPTEMBER 30,        1993 TO          OCTOBER 31,
                                 MARCH 31,      -----------------   SEPTEMBER 30,     ----------------
                                   1997          1996    1995(A)       1994(B)         1993     1992
                                -----------     -------  --------   -------------     -------  -------
Net asset value, beginning of
 period.......................    $ 10.23       $ 10.36  $  9.70       $ 11.06        $ 10.94  $ 10.80
                                -----------     -------  --------   -------------     -------  -------
Income from investment
 operations:
  Net investment income.......        .33           .62      .62           .53            .63      .71
  Net gains or losses on
   securities (both realized
   and unrealized)............       (.03)         (.13)     .65          (.99)           .55      .15
                                -----------     -------  --------   -------------     -------  -------
    Total from investment
     operations...............        .30           .49     1.27          (.46)          1.18      .86
                                -----------     -------  --------   -------------     -------  -------
Less distributions:
  Dividends from net
   investment income..........       (.35)         (.62)    (.61)         (.53)          (.63)    (.72)
  Distributions from capital
   gains......................         --            --       --          (.37)          (.43)      --
                                -----------     -------  --------   -------------     -------  -------
    Total distributions.......       (.35)         (.62)    (.61)         (.90)         (1.06)    (.72)
                                -----------     -------  --------   -------------     -------  -------
Net asset value, end of
 period.......................    $ 10.18       $ 10.23  $ 10.36       $  9.70        $ 11.06  $ 10.94
                                -----------     -------  --------   -------------     -------  -------
                                -----------     -------  --------   -------------     -------  -------
Total return (c)..............        2.9%(e)       4.8%    13.5%         (4.3)%(d)      11.4%     8.2%
Net assets, end of period (in
 thousands)...................    $23,367       $23,692  $25,317       $27,105        $27,073  $20,996
Ratio of expenses to average
 daily net assets (f).........        .95%(g)      1.26%    1.29%         1.24%(g)       1.17%    1.25%
Ratio of net investment income
 to average daily net assets
 (f)..........................       7.06%(g)      6.05%    6.23%         5.73%(g)       5.77%    6.56%
Portfolio turnover rate
 (excluding short-term
 securities)..................      47.22%        125.2%   203.7%        236.2%         135.0%   137.3%

----------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b) During 1994, the Fund changed its fiscal year end from October 31 to September 30.
(c) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end sales charges.
(d) Total return is presented for the period from November 1, 1993 to September 30, 1994.
(e) Total return is presented for the period from October 1, 1996 to March 31, 1997.
(f) The Fund's Adviser and Distributor voluntarily waived or absorbed $73,844, $35,718, $36,128, $43,505, $34,773 and $21,104 in expenses for the period ended March 31, 1997, the years ended September 30, 1996 and 1995, the period ended September 30, 1994 and the years ended October 31, 1993 and 1992, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.47%, 1.40%, 1.42%, 1.41%, 1.31% and 1.36%, respectively, and the ratio of net investment income to average daily net assets would have been 5.92%, 5.91%, 6.10%, 5.56%, 5.63% and 6.45%, respectively.
(g) Adjusted to an annual basis.

ADVANTUS MORTGAGE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(7) FINANCIAL HIGHLIGHTS--(CONTINUED)

                                                   CLASS B                                        CLASS C
                                ---------------------------------------------   -------------------------------------------
                                PERIOD FROM                      PERIOD FROM    PERIOD FROM                    PERIOD FROM
                                OCTOBER 1,      YEAR ENDED       AUGUST 19,     OCTOBER 1,                      MARCH 1,
                                  1996 TO      SEPTEMBER 30,     1994(C) TO       1996 TO      YEAR ENDED      1995(C) TO
                                 MARCH 31,    ---------------   SEPTEMBER 30,    MARCH 31,    SEPTEMBER 30,   SEPTEMBER 30,
                                   1997        1996   1995(A)       1994           1997           1996            1995
                                -----------   ------  -------   -------------   -----------   -------------   -------------
Net asset value, beginning of
 period.......................    $10.24      $10.37  $ 9.70       $ 9.83         $10.23         $10.37          $ 9.90
                                -----------   ------  -------      ------       -----------      ------          ------
Income from investment
 operations:
  Net investment income.......      0.30         .54     .53          .06           0.30            .54             .31
  Net gains or losses on
   securities (both realized
   and unrealized)............     (0.04)       (.13)    .67         (.13)         (0.03)          (.14)            .47
                                -----------   ------  -------      ------       -----------      ------          ------
    Total from investment
     operations...............      0.26         .41    1.20         (.07)          0.27            .40             .78
                                -----------   ------  -------      ------       -----------      ------          ------
Less distributions:
  Dividends from net
   investment income..........     (0.31)       (.54)   (.53)        (.06)         (0.31)          (.54)           (.31)
  Distributions from capital
   gains......................        --          --      --           --             --             --              --
                                -----------   ------  -------      ------       -----------      ------          ------
    Total distributions.......     (0.31)       (.54)   (.53)        (.06)         (0.31)          (.54)           (.31)
                                -----------   ------  -------      ------       -----------      ------          ------
Net asset value, end of
 period.......................    $10.19      $10.24  $10.37       $ 9.70         $10.19         $10.23          $10.37
                                -----------   ------  -------      ------       -----------      ------          ------
                                -----------   ------  -------      ------       -----------      ------          ------
Total return (b)..............       2.5%(f)     4.1%   12.7%         (.7)%(d)       2.6%(f)        4.1%            7.9%(e)
Net assets, end of period (in
 thousands)...................    $4,692      $3,375  $1,084       $   60         $1,463         $1,139          $  321
Ratio of expenses to average
 daily net assets (g).........      1.69%(i)    2.01%   2.05%         .28%(h)       1.70%(i)       2.01%           2.05%(i)
Ratio of net investment income
 to average daily net assets
 (g)..........................      2.97%(i)    5.38%   5.32%         .60%(h)       2.87%(i)       5.39%           5.26%(i)
Portfolio turnover rate
 (excluding short-term
 securities)..................     47.22%      125.2%  203.7%       236.2%         47.22%         125.2%          203.7%

------------
(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of contingent deferred sales charges.
(c) Commencement of operations.
(d) Total return is presented for the period from August 19, 1994, commencement of operations, to September 30, 1994.
(e) Total return is presented for the period from March 1, 1995, commencement of operations, to September 30, 1995.
(f) Total return is presented for the period from October 1, 1996 to March 31, 1997.
(g) The Fund's Adviser and Distributor voluntarily waived or absorbed $73,844, $35,718 and $36,128 for the period from October 1, 1996 to March 31, 1997 and for the years ended September 30, 1996 and 1995, respectively. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.16%, 2.09% and 2.11%, respectively, and the ratio of net investment income to average daily net assets would have been 5.23%, 5.30% and 5.26%, respectively. If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.16%, 2.08% and 2.11%, respectively, and the ratio of net investment income to average daily net assets would have been 5.23%, 5.32% and 5.20%, respectively.
(h) Ratios presented for the period from August 19, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.
(i) Adjusted to an annual basis.

                                                            SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that apply to a particular Fund.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make four exchanges or telephone transfers between the Funds each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange or transfer within the calendar year. Systematic Exchange Plans are exempt from this charge.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive checks at specified intervals from your fund account-subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE TRANSFER: You may transfer money from one Advantus account to any other Advantus account you own just by calling our toll free number. Sign up for telephone exchanges on the Advantus Application or complete the telephone authorization form.

SYSTEMATIC TRANSFER: If you have an Advantus Money Market account you may transfer a set amount of money to another Advantus Fund to diversify your investment portfolio and take advantage of dollar-cost averaging.

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Mutual insurance premiums out of your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge on Advantus' non-money market funds.

SPECIAL PURCHASE PLANS: Our special purchase plans enable you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets). One of these plans--The Automatic Investment Plan--allows you to invest automatically each month from your checking or savings account.

IRAS, OTHER QUALIFIED PLAN: You can use the Advantus Family of Funds for your Individual Retirement Account or other qualified plan including SEPS, SIMPLE, profit sharing, money purchase or defined benefit plans.

GROUP INVESTMENT PLAN: This plan provides employers and employees with a convenient means for investing in the funds through payroll deduction.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account. Amounts over $1,000 may be wire transferred to your personal bank account. The prevailing wire charge will be added to the withdrawal amount. Sign up for telephone redemption on the Advantus Application or complete a Service Request Form. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate (monthly statements for your Money Market account) and quarterly reports to help you track all of your investments in the Advantus Family of Funds, and annual tax statements. Semiannual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Our voice response system is available from 7 a.m. to 3 a.m. Central Time Monday through Friday, and 8 a.m. to 5 p.m. Central Time on Saturday. This system allows you to access current net asset values and your account balances.

HOW TO INVEST

    You can invest in one or more of the ten Advantus Funds through your local registered representative of MIMLIC Sales Corporation, distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Systematic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

    Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management.

    Advantus Capital Management, Inc. manages eleven mutual funds containing $2.3 billion in assets in addition to $1.4 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 11 years of investment experience.

ADVANTUS FAMILY OF FUNDS
Advantus Bond Fund

Advantus Horizon Fund

Advantus Spectrum Fund

Advantus Enterprise Fund

Advantus Cornerstone Fund

Advantus Money Market Fund

Advantus Mortgage Securities Fund

Advantus International Balanced Fund

Advantus Venture Fund

Advantus Index 500 Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                        [ADVANTUS -TM- FAMILY OF FUNDS]
                                    MIMLIC SALES CORPORATION
                                    400 ROBERT STREET NORTH
                                    ST. PAUL, MN 55101-2098
                                    1-800-443-3677

MIMLIC SALES CORPORATION                                BULK RATE
400 ROBERT STREET NORTH                             U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                ST. PAUL, MN
                                                     PERMIT NO. 3547

FORWARDING AND RETURN POSTAGE GUARANTEED,
ADDRESS CORRECTION REQUESTED

F.48640 5-97